EXHIBIT 23








                        CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (Registration Nos. 2-48760, 33-57793, 33-57795, 33-57797
and 333-83731) of Matthews International Corporation, of our report dated November 18, 1999 related to the consolidated financial statements which appear in this Form 10-K.






                                               PRICEWATERHOUSECOOPERS LLP




Pittsburgh, Pennsylvania
December 20, 1999